EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-3 of Intervest Bancshares Corporation of our report dated February 3, 2006, with respect to the consolidated financial statements of Intervest Bancshares Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

                              ---------------------------------------------
                              Hacker, Johnson & Smith, P.A., P.C.

                              Tampa, Florida
                              November 13, 2006